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                                                                      Exhibit 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-13079.

                                                 ARTHUR ANDERSEN LLP

Washington, DC
 March 21, 1997